                                                                   EXHIBIT 25.2

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
                       (Exact name of Trustee as specified
                                  in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

                                800 Nicollet Mall

        Minneapolis, Minnesota                                        55402
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)

                               Lori-Anne Rosenberg
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3909
            (Name, address and telephone number of agent for service)

                             BEI TECHNOLOGIES, INC.

            Delaware                                      94-3274498
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

       One Post Street, Suite 2500
       San Francisco, California                             94104
----------------------------------------                   ---------
(Address of Principal Executive Offices)                   (Zip Code)

                               SUBORDINATED NOTES
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Washington, D.C.

             b) Whether it is authorized to exercise corporate trust powers.
                        Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                 None

ITEMS 3-15   Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1.    A copy of the Articles of Association of the Trustee.*

             2.    A copy of the certificate of authority of the Trustee to
                        commence business.*

             3.    A copy of the certificate of authority of the Trustee to
                        exercise corporate trust powers.*

             4.    A copy of the existing bylaws of the Trustee.*

             5.    A copy of each Indenture referred to in Item 4. Not
                        applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

             7. Report of Condition of the Trustee as of September 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Registration Number 333-67188.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on this 3rd day of February, 2005.

                                  U.S. BANK NATIONAL ASSOCIATION

                                  By: /s/ Lori-Anne Rosenberg
                                      ------------------------------------------
                                      Lori-Anne Rosenberg
                                      Vice President

By: /s/ Benjamin J. Krueger
    ------------------------------
    Benjamin J. Krueger
    Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: February 3, 2005

                                  U.S. BANK NATIONAL ASSOCIATION

                                  By: /s/ Lori-Anne Rosenberg
                                      --------------------------------
                                      Lori-Anne Rosenberg
                                      Vice President

By: /s/ Benjamin J. Krueger
    ------------------------------
    Benjamin J. Krueger
    Assistant Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2004

                                    ($000'S)

                                                     9/30/2004
                                                   ------------
ASSETS

      Cash and Due From Depository Institutions    $  6,973,101
      Federal Reserve Stock                                   0
      Securities                                     39,400,687
      Federal Funds                                   2,842,037
      Loans & Lease Financing Receivables           121,000,954
      Fixed Assets                                    1,846,496
      Intangible Assets                              10,035,484
      Other Assets                                   10,354,644
                                                   ------------
            TOTAL ASSETS                           $192,453,403

LIABILITIES
      Deposits                                     $122,247,349
      Fed Funds                                       7,346,293
      Treasury Demand Notes                                   0
      Trading Liabilities                               145,128
      Other Borrowed Money                           30,331,854
      Acceptances                                       146,102
      Subordinated Notes and Debentures               5,535,512
      Other Liabilities                               6,060,066
                                                   ------------
      TOTAL LIABILITIES                            $171,812,304

EQUITY
      Minority Interest in Subsidiaries            $  1,013,889
      Common and Preferred Stock                         18,200
      Surplus                                        11,792,288
      Undivided Profits                               7,816,722
                                                   ------------
            TOTAL EQUITY CAPITAL                     20,641,099

TOTAL LIABILITIES AND EQUITY CAPITAL               $192,453,403

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Lori-Anne Rosenberg
    ------------------------
    Assistant Vice President

Date: February 3, 2005